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                                                                 EXHIBIT 10.22


                            REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 29, 1998 by and between Alexandria Real Estate Equities, Inc., a Maryland corporation (the "COMPANY"), and PaineWebber Incorporated (the "INITIAL PURCHASER") pursuant to the Purchase Agreement dated as of May 27, 1998 (the "PURCHASE AGREEMENT") between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     The Company agrees with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the Shares (as defined herein) (each of the foregoing, a "HOLDER" and together the "HOLDERS"), it being understood that for purposes of this Agreement, the term "beneficial owner" shall not mean any person holding an interest in a unit investment trust solely by reason of such holding, as follows:

          SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     AFFILIATE means with respect to any specified person, an "affiliate" of such person as defined in Rule 144(a)(1).

     AMENDMENT EFFECTIVENESS DEADLINE DATE has the meaning set forth in
Section 3(d) hereof.

     BUSINESS DAY means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     COMMON STOCK means the shares of common stock, $.01 par value per share, of the Company.

     DEFERRAL NOTICE has the meaning set forth in Section 4(i) hereof.

     DEFERRAL PERIOD means the period during which the availability of any Registration Statement and Prospectus is suspended pursuant to Section 4(i) hereof.

     EFFECTIVENESS DEADLINE DATE has the meaning set forth in Section 3(a) hereof.


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     EFFECTIVENESS PERIOD means the period commencing with the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     FILING DEADLINE DATE has the meaning set forth in Section 3(a) hereof.

     HOLDER has the meaning set forth in the second paragraph of this Agreement.

     INITIAL PURCHASER has the meaning set forth in the first paragraph of this Agreement.

     INITIAL SHELF REGISTRATION STATEMENT has the meaning set forth in
Section 3(a) hereof.

     MATERIAL EVENT has the meaning set forth in Section 4(i) hereof.

     NOTICE AND QUESTIONNAIRE means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as APPENDIX A hereto.

     NOTICE HOLDER means on any date any Holder that has delivered a duly completed Notice and Questionnaire to the Company on or prior to such date.

     PROSPECTUS means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     PURCHASE AGREEMENT has the meaning set forth in the first paragraph of this Agreement.

     REGISTRABLE SECURITIES means the Shares and any securities into or for which the Shares have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security (A) the earliest of (i) its sale under an effective Registration Statement, (ii) expiration of the holding period required under Rule 144(k) were it not held by an affiliate of the Company or
(iii) its sale pursuant to Rule 144 and (B) as a result of the event or circumstance described in the foregoing clauses (A)(i) through (A)(iii), the legends with respect to transfer restrictions required pursuant to the Purchase Agreement are removed (x) (i) due to compliance with the terms of Rule 144 or (ii) pursuant to an effective Registration Statement and (y) pursuant to the policies and procedures of the Transfer Agent and Registrar.

     REGISTRATION STATEMENT means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the

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Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

     RULE 144 means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     RULE 144A means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SALE NOTICE has the meaning set forth in Section 2 hereof.

     SEC means the Securities and Exchange Commission.

     SECURITIES ACT means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     SHARES means the shares of Common Stock to be purchased by the Initial Purchaser pursuant to the Purchase Agreement.

      SHELF REGISTRATION STATEMENT means the Initial Shelf Registration Statement or a Subsequent Shelf Registration Statement.

     SUBSEQUENT SHELF REGISTRATION STATEMENT has the meaning set forth in
Section 3(b) hereof.

     TRANSFER AGENT AND REGISTRAR means American Stock Transfer & Trust Company (or any successor entity), as the transfer agent and registrar for the Common Stock.

     SECTION 2. SALES OF REGISTRABLE SECURITIES. At any time prior to the expiration of the Effectiveness Period, if a Registration Statement is not then in effect (including, without limitation, because of a Deferral Period), upon notice (a "SALE NOTICE") from any Notice Holder of such Notice Holder's intent to sell Registrable Securities (which notice shall indicate the number of Registrable Securities to be sold), the Company shall have the following rights and obligations with respect to such Sale Notice and the sale and/or purchase of such Registrable Securities:

          (a) (i) If the Sale Notice is delivered to the Company prior to 5:00 p.m. New York time on any Business Day, the Company shall have until the close of trading on the first succeeding Business Day on which trading of the Common Stock occurs on the principal exchange or quotation system on which the Common Stock is traded or quoted to offer to purchase such Registrable Securities at a price per share in cash equal to the closing sales price for the Common Stock on the principal exchange or quotation system for the Common Stock (the "EXCHANGE") on the date of such Sale Notice (or at such other price mutually agreed between the Company and the relevant Notice Holder); or

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

               (ii) If the Sale Notice is delivered to the Company after 5:00 P.M. New York time on any Business Day (or at any time on any day which is not a Business Day), the Company shall have until the commencement of trading on the earlier of (x) the second succeeding Business Day on which trading of the Common Stock occurs on the principal exchange or quotation system on which the Common Stock is traded or quoted or (y) the second succeeding Business Day to offer to purchase such Registrable Securities at a price per share in cash equal to the closing sales price for the Common Stock on the principal exchange or quotation system on which the Common Stock is traded or quoted on the last day on which trading of the Common Stock occurs thereon immediately prior to the date of such Sale Notice (or at such other price mutually agreed between the Company and the relevant Notice Holder).

          (b) If the Company shall have offered to purchase the Registrable Securities indicated in a Sale Notice in accordance with Section 2(a) hereof, the Company shall be obligated to purchase, and the relevant Notice Holder shall be obligated to sell, such Registrable Securities, with settlement to occur in accordance with the rules and regulations of the SEC and the principal exchange or quotation system on which the Common Stock is traded or quoted, and the Company and the relevant Notice Holder shall enter into customary documentation appropriate to such purchase and sale.

          (c) If the Company shall have failed to offer to purchase the Registrable Securities indicated in a Sale Notice pursuant to Section 2(a) hereof, the Notice Holder shall be entitled to negotiate and enter into a contract for the sale of such Registrable Securities (for cash) with any other party in its sole discretion. In connection with the negotiation and execution of any sale contract pursuant to this Section 2(c), if requested the Company agrees to (i) make reasonably available for inspection by the relevant Notice Holder and any parties to whom such Notice Holder intends to sell Registrable Securities and any attorneys and accountants retained by any such party, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection all relevant information reasonably requested by such parties or any such attorneys or accountants in connection with such sale; PROVIDED, HOWEVER, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such parties or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

          (d) The Company agrees that it shall promptly upon demand pay to any Notice Holder that sells Registrable Securities pursuant to Section 2(c) hereof an amount in cash equal to the difference between (x) the last sales price of the Common Stock on the principal exchange or quotation system on which the Common Stock is traded or quoted immediately preceding the date and time at which the relevant purchase and sale agreement is executed multiplied by the number of shares of Common Stock sold and (y) the aggregate

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price at which such Registrable Securities are sold pursuant to Section 2(c)
hereof; PROVIDED, HOWEVER, that, with respect to any sale, the Company shall not be liable to any Holder pursuant to this sentence for in excess of 5.0% of the amount determined pursuant to clause (x) of this sentence. The Company shall also bear or reimburse each Notice Holder for such Holder's reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) in connection with the negotiation and execution of any such sale contract, whether or not consummated.

     SECTION 3.   SHELF REGISTRATION.

          (a) The Company shall prepare and file with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") 30 days after the date hereof, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") 90 days after the date hereof, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective, each Holder shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law; PROVIDED, HOWEVER, that the Company shall not be obligated to include such Holder as a selling securityholder if the Company shall have reasonably requested additional information from such Holder and the Holder shall have failed to provide such information at least ten days prior to such time of effectiveness.

          (b) If a Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 15 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

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

          (c) The Company shall supplement and amend the Shelf Registration Statement if reasonably requested by the holders of a majority of shares constituting Registrable Securities unless it is determined, in writing, by counsel for the Company not to be required by the Securities Act taking into consideration all relevant facts and circumstances, including, without limitation, the Holders' anticipated methods of distribution of the Registrable Securities.

          (d) Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a duly completed Notice and Questionnaire to the Company at least ten Business Days prior to the initial intended distribution of Registrable Securities by such Holder under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement becomes effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within seven Business Days after receipt of a completed Notice and Questionnaire:

               (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law; PROVIDED, HOWEVER, that the Company shall not be obligated to include such Notice Holder as a selling securityholder if the Company shall have reasonably requested additional information from such Notice Holder until the Notice Holder shall have provided such requested information; and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, the Company shall use its best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") 45 days after the date such post-effective amendment is required by this clause to be filed;

               (ii) provide such Holder a copy of any documents filed pursuant to Section 3(d)(i) hereof; and

               (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(d)(i) hereof; PROVIDED, HOWEVER, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above, to the extent necessary, upon expiration of the Deferral Period in accordance with
Section 4(i). The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus.

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     SECTION 4.   REGISTRATION PROCEDURES.  In connection with the
registration obligations of the Company under Section 3 hereof, the Company shall:

          (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchaser three copies of all such documents proposed to be filed.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective from the Effectiveness Deadline Date to the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the expiration of the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          (c) As promptly as practicable, give notice to the Holders and the Initial Purchaser (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate, which notice may, at the discretion of the Company (or as required pursuant to Section 4(i)), state that it constitutes a Deferral Notice, in which event the provisions of
Section 4(i) shall apply.

          (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as reasonably practicable.

          (e) If reasonably requested by the Initial Purchaser or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchaser or such Notice Holder shall,

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based on the advice of counsel, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; PROVIDED, HOWEVER, that the Company shall not be required to take any actions under this Section 4(e) that are not, based on the written advice of counsel for the Company, in compliance with applicable law or during a Deferral Period.

          (f) As promptly as practicable furnish to each Notice Holder and the Initial Purchaser, without charge, at least one conformed copy of any Registration Statement and any amendment thereto, including exhibits, and all documents incorporated or deemed to be incorporated therein by reference.

          (g) Deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents to the use of the Prospectus and each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

          (h) Prior to any public offering of the Registrable Securities, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request shall be included in the Notice and Questionnaire); keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the applicable Registration Statement and the related Prospectus; PROVIDED, HOWEVER, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement and the related Prospectus, in any jurisdiction where it is not now so subject.

          (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development or public filing with the

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SEC that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall:

               (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its best efforts to cause such Registration Statement to become effective as promptly as is practicable, and

               (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder shall not sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it (x) is advised in writing by counsel for the Company that the Prospectus may be used and (y) has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. Notwithstanding the foregoing, the Company may not (i) impose in excess of two Deferral Periods (which together shall not exceed 60 days) during any 12-month period or (ii) at any time, impose a Deferral Period if a Deferral Period has been in effect within the preceding seven days.

          (j) Enter into such customary agreements and take all such other customary actions in connection therewith (including those requested by the Holders of a majority of the Shares constituting Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an underwritten offering and in connection therewith:

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               (i)  provide customary indemnities to underwriters in
connection with underwritten offerings and to the extent possible, make such representations and warranties to the Holders and any underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested;

               (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority of the Shares constituting Registrable Securities being sold, such underwriters and their respective counsel) addressed to each selling Holder and underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings;

               (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired or to be acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and

               (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Shares constituting Registrable Securities being sold, the underwriters and their respective counsel to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

          (k) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection by the Notice Holders of such Registrable Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries that are not otherwise publicly available, and cause the executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection all relevant information reasonably requested by such Notice Holders or any such broker-dealers, attorneys or accountants that is not otherwise publicly available in connection with such disposition, in each case as is customary for similar "due diligence" examinations; PROVIDED, HOWEVER, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such

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Notice Holders or any such broker-dealer, attorney or accountant, unless such disclosure is made in connection with a court proceeding or is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

          (l) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month period.

          (m) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations and registered in such names as such Notice Holder may request.

          (n) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Initial Shelf Registration Statement and provide the Transfer Agent and Registrar with printed certificates for the Registrable Securities that are in a form eligible for deposit with the Depository Trust Company.

          (o) Provide such information as is required for any filings required to be made with NASD Regulation, Inc.

     SECTION 5. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, or to receive the benefits of Section 2 or 3 hereof, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to
Section 3(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder pursuant to a Registration Statement shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or relating to its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any

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material fact relating to or provided by such Holder or relating to its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

     SECTION 6. EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2, 3 and 4 hereof whether or not any Registration Statement becomes effective. Such fees and expenses shall include, without limitation,
(i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with NASD Regulation, Inc. and (y) to comply with federal and state securities or Blue Sky laws), (ii) reasonable printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) reasonable duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with any Shelf Registration Statement and any opinion reasonably requested of such counsel by the Transfer Agent and Registrar and (v) reasonable fees and disbursements of the Transfer Agent and Registrar. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 6, each seller of Registrable Securities shall pay all registration expenses to the extent the Company is prohibited by applicable Blue Sky laws from paying such expenses for or on behalf of such seller of Registrable Securities. In addition, the Company shall bear the fees and expenses described in Section 2(d) hereof.

     SECTION 7.   INDEMNIFICATION.

          (a) The Company will indemnify and hold harmless the Initial Purchaser and each Holder, the directors, officers, employees and agents of the Initial Purchaser and each Holder, and each person, if any, who controls the Initial Purchaser and each Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred (in accordance with subsection (c) below) in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any such person, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto, or in any application or other document executed by the Company filed in any jurisdiction in order to qualify the

Shares under the securities laws thereof or filed with the SEC, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser or such Holder in connection with, or relating in any manner to, the Shares or the private placement contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser or such Holder through its gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the offering to any person by the Initial Purchaser or such Holder and results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such Registration Statement, which untrue statement or omission was completely corrected in the Registration Statement (as then amended or supplemented) if the Company shall sustain the burden of proving the Initial Purchaser or such Holder sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Registration Statement (as then amended or supplemented) if the Company had previously furnished copies thereof to the Initial Purchaser or such Holder within a reasonable amount of time (which in any event shall be no less than 24 hours) prior to the sale of the Shares to the person asserting such loss, claim, liability, expense or damage, and the Initial Purchaser or such Holder failed to deliver the corrected Registration Statement, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) The Initial Purchaser and each Holder severally agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director of the Company to the same extent as the foregoing indemnity from the Company to the Initial Purchaser and such Holder, but only insofar as losses, claims, liabilities, expenses and damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Initial Purchaser or such Holder furnished to the Company by the Initial Purchaser or such Holder expressly for use in the Registration Statement. This indemnity will be in addition to any liability that the Initial Purchaser and such Holder might otherwise have; provided, however, that in no case shall the Initial Purchaser or any Holder be liable or responsible for any amount in excess of the net proceeds received by the Initial Purchaser or such Holder from the sale of Registrable Securities pursuant to the Registration Statement that gave rise to the indemnification claim pursuant to this Section 7(b).

          (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal fees or other expenses of counsel in defending such action except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel selected by the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified parties not having actual or potential differing interests among themselves. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company on the one hand or the Initial Purchaser and such Holder on the other, the Company on the one hand and the Initial Purchaser and such Holder on the other will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Initial Purchaser and such Holder, such as persons who control the Company within the meaning of the Securities Act and directors of the Company, who also may be liable for contribution) to which the Company on the one hand and the Initial Purchaser and such Holders on the other may be subject in such proportion as shall be appropriate to reflect the relative benefits received by each. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the initial private placement by the Company (before deducting expenses) of the Registrable Securities received by the Company bear to the total fees received by the Initial Purchaser under the Purchase Agreement, in each case as set forth in the Registration Statement; the relative benefits received by the Company on the one hand and each Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the initial private placement by the Company (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate bears to the value to the Holder of receiving Registrable Securities that are registered under the Securities Act. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Initial Purchaser or such Holder, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such private placement. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchaser and such Holder agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Initial Purchaser shall not be required to contribute any amount in excess of the fees received by it under the Purchase Agreement, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of the Registrable Securities that gave rise to the contribution obligation, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Agreement or a Holder within the meaning of the Securities Act will have the same rights to contribution as that party, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e)  The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Initial Purchaser or any Holder, (ii) acceptance of any of the Registrable Securities and payment therefor or (iii) any termination of this Agreement. A successor to the Holder or any person controlling the Holder, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     SECTION 8. INFORMATION REQUIREMENTS. The Company shall file the reports required to be filed by it under the Exchange Act, and, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report required to be filed and filed pursuant to Section 13 or Section 15(d) of Exchange Act.

     SECTION 9.   MISCELLANEOUS.

          (a) NO CONFLICTING AGREEMENTS. The Company has not entered, as of the date hereof, nor shall it, on or after the date of this Agreement enter, into any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Shares then constituting Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Shares then constituting Registrable Securities being sold by such Holders pursuant to such Registration Statement; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) NOTICES. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 135
N. Los Robles Avenue, Suite 250, Pasadena, California  91101, Attention:
Chief Executive Officer, (b) if to the Initial Purchaser at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department, or (c) if to a Holder of the Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto. Any such notice shall be effective one day after being sent by next day mail service, five days after being sent by U.S. mail and upon receipt when sent by facsimile.

          (d) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (e) SUCCESSORS AND ASSIGNS. Any person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

          (f) COUNTERPARTS. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (i) SEVERABILITY. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

          (k) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 5 or 7 hereof, each of which shall remain in effect in accordance with its terms.

                        [Signatures begin on following page.]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                   By:  /s/ Joel S. Marcus
                                        ---------------------
                                        Name:
                                        Title:



Accepted as of the date first
above written:


PAINEWEBBER INCORPORATED
(for its benefit and for the benefit of the Holders)



By:  /s/ Malcolm F. MacLean IV
     ---------------------------
     Name:
     Title:

                                                                      APPENDIX A


                        ALEXANDRIA REAL ESTATE EQUITIES, INC.

                   SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial holder of shares of Common Stock, $.01 par value per share (the "REGISTRABLE SECURITIES"), of Alexandria Real Estate Equities, Inc. (the "COMPANY" or "REGISTRANT") understands that the Registrant has filed or intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (as more fully defined in the Registration Rights Agreement referred to below, the "SHELF REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of May 29, 1998 (the "REGISTRATION RIGHTS AGREEMENT"), between the Company and the Initial Purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS NOTICE AND QUESTIONNAIRE AND DELIVER IT TO THE COMPANY AS PROVIDED BELOW WILL NOT BE PERMITTED TO SELL ANY REGISTRABLE SECURITIES PURSUANT TO THE SHELF REGISTRATION STATEMENT. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners will be eligible to sell their Registrable Securities pursuant to the prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within seven Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

                                        NOTICE

     The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, the Company's directors, the Company's officers who sign the Shelf Registration Statement, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each other Holder of Registrable Securities and each person, if any, who controls any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against certain losses arising in connection with statements concerning the undersigned or its Plan of Distribution made in the Shelf Registration Statement or related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                    QUESTIONNAIRE

1.   (a)  Full Legal Name of Selling Securityholder:

          ____________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

          ____________________________________________________________________

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in
          (3) below are held:

          ____________________________________________________________________


2.   Address for Notices to Selling Securityholder:
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     Telephone: ______________________________________________________________

     Fax: ___________________________________________________________________
     Contact Person: ________________________________________________________

3.   Beneficial Ownership of Registrable Securities:

          Number of shares beneficially owned:
          __________________________________________________________________
          __________________________________________________________________

4. Beneficial Ownership of Other Securities of the Company owned by the Selling Securityholder:

EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

     (a) Type and amount of other securities of the Company beneficially owned by the Selling Securityholder:
          __________________________________________________________________
          __________________________________________________________________

     (b)  CUSIP No(s). of such other securities beneficially owned:
          __________________________________________________________________
          __________________________________________________________________

5.   Relationships with the Company:

     EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

     State any exception here: _______________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

6.   Plan of Distribution

     EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED (INCLUDING ITS DONEES OR PLEDGEES) INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3) PURSUANT TO THE SHELF REGISTRATION STATEMENT ONLY AS FOLLOWS (IF AT ALL): SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED OR, ALTERNATIVELY, THROUGH UNDERWRITERS, BROKER-DEALERS OR AGENTS. IF THE REGISTRABLE SECURITIES ARE SOLD THROUGH UNDERWRITERS OR BROKER-DEALERS, THE SELLING SECURITYHOLDER WILL BE RESPONSIBLE FOR UNDERWRITING DISCOUNTS OR COMMISSIONS OR AGENT'S COMMISSIONS. SUCH REGISTRABLE

     SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTRABLE SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE, (II) IN THE OVER-THE-COUNTER MARKET, (III) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE UNDERSIGNED MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES IN THE COURSE OF HEDGING IN POSITIONS THEY ASSUME. THE UNDERSIGNED MAY ALSO SELL REGISTRABLE SECURITIES SHORT AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SHORT POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES.

     State any exceptions here: ______________________________________________
     _________________________________________________________________________

     The undersigned acknowledges that it understands its obligations to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

     Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

     Pursuant to the Registration Rights Agreement, the Selling Securityholder is obligated to pay (a) all registration expenses to the extent the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of such Selling Securityholder and (b) to the extent incurred by such Selling Stockholder, all (i) legal fees, (ii) brokerage fees and sales commissions and (iii) out of pocket expenses.

     In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

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

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

                                   ___________________________________________
                                   (Beneficial Owner)

                                   By: _______________________________________

                                   Name: _____________________________________

                                   Title: ____________________________________


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


     PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO THE COMPANY AT:

                                   Alexandria Real Estate Equities, Inc.
                                   135 N. Los Robles Avenue, Suite 250
                                   Pasadena, California  91101
                                   Attention: _________________
                                   Telecopy No.: _________________




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